UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 7, 2017

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification
Number)
3838 West Parkway Boulevard Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant’s telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 7, 2017, USANA Health Sciences, Inc., or the Company, issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2016.  The release also announced that the Company will post a document titled “Management Commentary, Results and Outlook” on the Company’s website and that executives of the company would hold a conference call with investors, to be broadcast over the World Wide Web and by telephone and provided access information, date and time for the conference call.  The Company noted that the call will consist of brief remarks by the Company’s management team, before moving directly into questions and answers. A copy of the press release, and the Management Commentary, Results and Outlook, are furnished herewith as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.  These documents will be posted on the Company’s corporate website, www.usanahealthsciences.com.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 7.01	Regulation FD Disclosure

On February 7, 2017, the Company issued a press release, which disclosed that it is voluntarily conducting an internal investigation of its China operations, BabyCare Ltd.  The investigation focuses on compliance with the Foreign Corrupt Practices Act (“FCPA”) and certain conduct and policies at BabyCare, including BabyCare’s expense reimbursement policies.  The Audit Committee of the Board of Directors has assumed direct responsibility for reviewing these matters and has hired experienced counsel to conduct the investigation.  While the Company does not believe that the subject amounts are material or will affect its financial statements, it cannot currently predict the outcome of the investigation on its business, results of operations or financial condition.  The Company has voluntarily contacted the Securities and Exchange Commission and the United States Department of Justice to advise both agencies that an internal investigation is underway and intends to provide additional information to both agencies as the investigation progresses. Because the internal investigation is in its early stage, the Company cannot predict the duration, scope, or result of the investigation.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press release issued by USANA Health Sciences, Inc. dated February 7, 2017 (furnished herewith).
Exhibit 99.2	Management Commentary, Results and Outlook provided by USANA Health Sciences, Inc. dated February 7, 2017 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By: /s/ Paul A. Jones

Paul A. Jones, Chief Financial Officer

Date:	February 7, 2017